Fair-Value Measurements	6 Months Ended
Jun. 30, 2011
Fair-Value Measurements
Fair-Value Measurements

11. Fair-Value Measurements

The following table sets forth by level within the fair value hierarchy our financial assets and liabilities that were accounted for at fair value on a recurring basis as of June 30, 2011. As required by fair value accounting guidance, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value requires judgment and may affect the placement of assets and liabilities within the fair value hierarchy levels.

	Fair Value at June 30, 2011			Fair Value at December 31, 2010
Recurring Fair Value Measures	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Commodity derivatives:
Assets	$1,104	$—	$—	$507	$—	$—
Liabilities	$(2,225)	$(375)	$—	$(2,474)	$—	$—

Level 1

Included in Level 1 of the fair value hierarchy as commodity derivative contracts are exchange-traded futures and exchange-traded option contracts. The fair value of these exchange-traded derivative contracts is based on unadjusted quoted prices in active markets and is, therefore, included in Level 1 of the fair value hierarchy.

Level 2

Level 2 fair values are based on pricing inputs other than quoted prices in active markets (as reflected in Level 1 fair values) and are either directly or indirectly observable as of the measurement date. Level 2 fair values include instruments that are valued using financial models or other appropriate valuation methodologies. Such financial models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, the time value of money, volatility factors, current market and contractual prices for the underlying instruments and other relevant economic measures. Substantially all of these assumptions are: (i) observable in the marketplace throughout the full term of the instrument; (ii) can be derived from observable data; or (iii) are validated by inputs other than quoted prices (e.g., interest rate and yield curves at commonly quoted intervals). Our Level 2 fair values consist of forward commodity derivative instruments. The fair values of these derivative instruments are based on observable price quotes for similar products and locations.

Level 3

At June 30, 2011 and December 31, 2010, we had no Level 3 fair value measurements.

At June 30, 2010, our interest rate swaps were included within Level 3 of the fair value hierarchy. These swaps were settled in July 2010 in connection with the acquisition of the 51% of DG Marine we did not own and the termination of DG Marine's credit facility. The following table provides a reconciliation of changes in fair value of the beginning and ending balances for our derivatives measured at fair value using inputs classified as Level 3 in the fair value hierarchy:

	Three Months Ended June 30,	Six Months Ended June 30,
	2010	2010
Balance at beginning of period	(1,612)	(1,688)
Realized and unrealized gains (losses)-
Reclassified into interest expense for settled contracts	279	559
Included in other comprehensive income	4	(200)

Balance at end of period	$(1,329)	$(1,329)

Total amount of losses included in earnings attributable to the change in unrealized losses relating to liabilities still held at June 30, 2010		$(10)

See Note 10 for additional information on our derivative instruments.

We generally apply fair value techniques on a non-recurring basis associated with (1) valuing potential impairment loss related to goodwill, (2) valuing asset retirement obligations, and (3) valuing potential impairment loss related to long-lived assets.